© February 12, 2026. Morningstar. All Rights Reserved. Letter from CEO Kunal Kapoor Fourth-Quarter Earnings 2025 Dear Morningstar shareholders, Morningstar closed the year with strength across multiple areas of the business, supporting 8.5% consolidated revenue growth in the fourth quarter compared to the prior-year period, or 8.1% on an organic basis, while operating income declined 5.1% due to a large gain in Q4 24 tied to the sale of our US TAMP assets. Adjusted operating income surged 26.1%, and adjusted operating margin increased to 23.9%. For the full year, we reported solid growth with improvements in operating and adjusted operating income and margins. In Q4 25, we repurchased 1,780,259 shares, for a total of $385.3 million, bringing total repurchases in 2025 to 3,276,578 shares for $787.0 million. This reduced our shares outstanding by 7.3% after taking into account buybacks and new shares issued. In early February of this year, though, we saw our stock decline further amid growing concern about the risk posed to software and data company growth prospects by artificial intelligence (AI) tools. As I discuss later in this letter, we believe we are well placed to benefit from the growth of AI and that Morningstar’s value will grow in time as we leverage new technologies. I have confidence in our business and our ability to grow its moat. In the short term, though, there is no doubting Benjamin Graham’s observation that the market is more a voting machine than a weighing machine. So, while it is painful to see the decline in our market value, it is also allowing us to own more of a business that we know as well as any—and to deploy capital that we believe will deliver a terrific return to shareholders in time. This is one of the reasons we maintain a strong balance sheet: It provides us with the flexibility to deploy cash. We do not know when the most compelling opportunities will appear—only that they tend to be infrequent—and we plan to act with conviction when they do. Business Highlights As we close out 2025 and head into 2026, we’re making important progress on our growth priorities. Morningstar Credit is coming off an exceptional year, as it surpassed $100 million of revenue in Q4 25 for the first time, with growth across asset classes and geographies. In Morningstar Wealth, we are increasingly seeing the benefits of our efforts to focus and scale the business, with solid organic growth in Investment Management (after adjusting for the sale of our US TAMP assets) and improving overall profitability On February 2, we completed the acquisition of the Center for Research in Security Prices (CRSP), a significant step in scaling Morningstar Indexes. The CRSP Market Indexes, which are the benchmark for more than $3 trillion in US equity assets, will be rebranded under the Morningstar name. We also announced an agreement with Vanguard that extends the usage of CRSP indexes for a range of Vanguard funds. With our increased scale, we now can overcome the caution from institutional consultants who have been less willing to recommend our beta benchmarks without more assets tied to them. We continue to build out our AI capabilities to surface our data, research, and insights more effectively to clients. In recent months, we launched PitchBook Navigator, new Morningstar and PitchBook apps in ChatGPT, integrations that allow Morningstar clients to access our data and research in Microsoft’s AI tools, and new AI-related enhancements to Morningstar Direct Platform’s report portal. Disruption from AI is real and introduces new opportunities and risks across the economy. We are building on a strong foundation of trusted and differentiated data, research, and intellectual property, with a decades-long history and supported by thousands of analysts whose work underpins the quality, reach, and relevance of our offering. We are also deeply integrated into our clients’ workflows. As we go into 2026, we are leaning in and accelerating our efforts to leverage AI internally and externally, including with the 2025 introduction of an AI Academy to upskill our employees. Meanwhile, we continue to experiment and adapt our commercial model to new delivery channels. As AI tools proliferate, we believe the true scarcity will lie not in models themselves but in the quality, coverage, and reliability of the data that powers them–and that is where Morningstar and PitchBook shine.

Letter from CEO Kunal Kapoor Fourth-Quarter Earnings 2025 © February 12, 2026. Morningstar. All Rights Reserved. PitchBook Update In our PitchBook segment, which I will focus on in this letter, growth slowed to 8.6% (8.5% organic) in 2025 as private‑market deal activity remained below prior peak levels. Clients are also taking time to clarify their data and AI strategies, lengthening sales cycles and limiting expansion in some customer segments. Against this backdrop, smaller, narrow‑use‑case competitors have had some success outside our core customer base. Despite these headwinds, our fundamental thesis for PitchBook remains intact. The private‑markets ecosystem continues to expand, driving demand for high-quality, transparent data, and workflow support. We believe PitchBook’s breadth and depth of firmographic and private-market information—including data drawn from proprietary sources such as primary surveys, league tables, Freedom of Information Act (FOIA) responses, and journalist-curated loan data—position us to meet this demand. We also benefit from strong customer engagement, underscored by a 2025 net promoter score of 48. Meanwhile, PitchBook’s hybrid AI+HI (human-intelligence) approach, which integrates machine learning with human validation, continues to support our efforts to improve the quality and reliability of our information. Taken together, these factors underpin our large total addressable market and, we believe, provide a long runway for continued growth, particularly within our key client accounts and core segments. We acted decisively in late 2025 to position PitchBook for its next chapter of growth, reshaping our commercial organization to sharpen our focus on where we see the best opportunities. By combining our sales and customer success teams and aligning them around our key client segments, we are enabling a more targeted go-to-market approach aimed at deeper penetration and expansion within our most strategic accounts. We are also focused on making PitchBook indispensable to private-market investment professionals by embedding our data and AI capabilities directly into their daily workflows. Recent launches—including PitchBook Navigator, our in-platform generative AI assistant, and Valuation Estimates, a first-of-its-kind machine learning-driven solution that provides independent, data-driven valuation estimates for thousands of companies—help clients reach insights faster across the investment lifecycle. We expect to build on this momentum in 2026 as we continue to enhance PitchBook Navigator and release additional tools designed to support every step of the investment workflow from sourcing to valuations to portfolio monitoring. At the same time, PitchBook data is beginning to play a bigger role in the broader AI ecosystem as we expand integrations with leading enterprise AI and large language model platforms, a group that includes Anthropic’s Claude for Financial Services, ChatGPT by Open AI, Rogo, and Hebbia. We expect these integrations to extend our reach, open new channels for product innovation, and create additional commercialization opportunities as we continue to learn alongside clients. Looking ahead, we are positioning ourselves to take advantage of what we continue to see as a significant market opportunity. Our data foundation, deepening integration into professional workflows, and accelerating pipeline of AI-enabled capabilities are designed to position PitchBook for durable long-term growth.

Letter from CEO Kunal Kapoor Fourth-Quarter Earnings 2025 © February 12, 2026. Morningstar. All Rights Reserved. Leadership Transitions and Sustainalytics Update Since we aligned Morningstar Sustainalytics and Morningstar Indexes under Ron Bundy, the teams have forged a strong connection and collaborated on important initiatives including the Low Carbon Transition Leaders Index and the Morningstar Voice of the Asset Owner Survey. Ron retired in December, after a long and impressive career, including six years at Morningstar where he played a pivotal role in growing our business. With Ron’s retirement, I decided that appointing a leader for each distinct business will best serve us in this next chapter, even as the two businesses remain strategically aligned. In January, I welcomed Amelia Furr, President of Morningstar Indexes, and David Pagliaro, President of Morningstar Sustainalytics, to Morningstar’s leadership team. Amelia joined Morningstar in 2020 and most recently oversaw strategy and execution for all Morningstar Indexes global sales and business development activity; prior to that she held leadership roles at MSCI and FTSE Russell. In Amelia’s time at Morningstar, I continue to be impressed by her strong client engagement, commitment to putting the customer first, and depth of expertise in operations; she also played a pivotal role in negotiating the recently closed CRSP acquisition. David joined Morningstar last year as Sustainalytics’ Chief Strategy & Product Officer, driving global product strategy and overseeing the development and execution of go-to-market plans. He brings a compelling mix of experience, most recently as CEO of Risk Global, with prior senior leadership roles at State Street and S&P Global. He is a pragmatic leader who is driving change and execution to greater heights within the business. David is focusing the business on its core data products to empower our asset manager and asset-owner clients. As part of this effort, we have made the decision to exit the second-party opinion business, a product that has faced challenging market conditions for some time and where we do not see the opportunity to get to scale or pricing power. Board Update Last month, we announced that Anne Bramman was elected to Morningstar’s Board of Directors. She brings significant financial and strategic leadership experience, having served as chief financial officer for several global companies. Most recently, Anne was CFO and Chief Growth Officer at Circana, a leading consumer analytics platform, and she currently serves as a director and audit committee chair at McCormick & Company. I am excited to welcome Anne to the board and look forward to seeing her impact on Morningstar. Closing Thoughts You will have the opportunity to meet Anne, Amelia, and David at our annual shareholders’ meeting on Thursday, May 7 in our Chicago office. We will share more detailed information shortly, but please mark your calendars. In addition to our usual program of management presentations and time for Q&A, we will be offering additional time during the event for product demonstrations so you can see the latest enhancements to our offerings. Finally, just a reminder that we will be taking investor questions submissions through Thursday, March 5 with a targeted 8-K response date of Wednesday, March 25. For the full schedule through June, please see page 56 of our investor presentation.

Letter from CEO Kunal Kapoor Fourth-Quarter Earnings 2025 © February 12, 2026. Morningstar. All Rights Reserved. What I'm Reading Here is recent commentary by our researchers that I especially enjoyed: • BlackRock TCP Capital’s Tumble Was More Than Just Private Credit Risk, Eric Jacobson, Jan. 30, 2026 • In an AI-Led Stock Market, Sustainable Investments Struggle to Keep Up, Robert Edwards and Margaret Stafford, Jan. 29, 2026 • 2026 Global Semiconductor Outlook Positive: Party Will Continue While Risks Are Building on the Edges, Vineet Khattar, Rohini Malkani, Mortiz Steinbauer, Toby Moerschen, Jan. 19, 2026 • Analyzing the Value of Managed Accounts, Michael Levine, Spencer U. Look, Jack VanDerhei, Jan. 13, 2026 • Credit Card Interest Rate Cap Returns to the Spotlight as a Potential Game Changer; Implementation Remains Uncertain, Yanni Koulouriotis, David Laterza, Jan. 12, 2026 • Sustainable Investing Trends to Watch in 2026, Sustainalytics Team, Dec. 2025 • Bluerock’s Listing of a Fund-of-Private Funds Squeezes Investors, Jack Shannon and Jason Kephart, Dec. 18, 2025 • ESG in Conversation: 2025 Proxy Season Review, Melissa Chase, Lindsey Stewart, Angela Flaemrich, Matteo Felleca, Ignacio Garcia Giner, Dec. 18, 2025 • US Evergreen Fund Landscape, Nizar Tarhuni, Daniel Cook, Laura Lutton, Zane Carmean, Juan Mier, Hilary Wiek, Anikka Villegas, Jason Kephart, and Bryan Armour, Dec. 18, 2025 • 2026 Private Credit Outlook Negative: Margin Compression and Rising Leverage Are Key Challenges, Michael Dimler, Krutang Desai, Gabriel Torres, Partick Conaty, Dec. 16, 2025 • 2026 PitchBook US Private Equity Outlook, Marina Lukatsky, Jinny Choi, Kyle Walters, Dec. 3, 2025 • 2026 PitchBook US Venture Capital Outlook, Kyle Stanford, Emily Zheng, Kaidi Gao, Susan Hu, Dec. 1, 2025 • The Future of Oil to 2050, Preston Caldwell, Joshua Aguilar, and Adam Baker, Nov. 21, 2025 • PIK interest income at BDCs falls for 3rd straight quarter as schism appears, Kenny Tang, Nov. 11, 2025 • European Banks: No Room for Error, Johann Scholtz and Svetlana Menshchikova, Nov. 10, 2025 • GLP-1 Market: Eli Lilly Dominates, but Challengers Undervalued, Karen Andersen and Rashmi Nair, Nov. 10, 2025 • Active Stock Fund Managers Have Got a Deal for You. Should You Take It?, Jeffrey Ptak, Oct. 30, 2025 You may also appreciate these recent pieces that share more about our strategy and product innovations: • PitchBook Introduces Valuation Model for VC-Backed Companies, WealthManagement.com, Feb. 11, 2026 • Vanguard Sticks with CRSP After Morningstar Takeover, Ignites, Feb. 3, 2026 • Market Corrections, the rise of sovereign AI, the first AI-driven attack, and more, Inc., Jan. 5, 2026 • GenAI Investors Get New Tool Tracking Performance of OpenAI, xAI, Bloomberg, Jan. 15, 2026 Thank you for your continued trust. Best regards, Kunal

Letter from CEO Kunal Kapoor Fourth-Quarter Earnings 2025 © February 12, 2026. Morningstar. All Rights Reserved. This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “will,” “can,” “estimate,” “predict,” “potential,” “prospects,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. More information about factors that could affect Morningstar’s business and financial results, including expectations regarding the CRSP acquisition, PitchBook positioning and strategies, AI initiatives, and leadership transitions, among others, are in our filings with the SEC, including our most recent reports on Forms 8-K, 10-K and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. In addition, this letter references non-GAAP financial measures including, but not limited to, organic revenue, free cash flow, adjusted operating income and adjusted operating margin. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A discussion of our second-quarter results, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures described in this letter, is provided in our earnings release for the fourth quarter and year ended Dec. 31, 2025, which has been furnished to the SEC and is available on our website. Articles and links referred to or included in this letter are not incorporated by reference into this letter or any other SEC filing.